Exhibit 99.2

FOR IMMEDIATE RELEASE: April 13, 2017

Zoetis Media Contacts:	Zoetis Investor Contact:
Elinore White	Steve Frank
1-973-443-2835 (o)	1-973-822-7141 (o)
elinore.y.white@zoetis.com	steve.frank@zoetis.com

Bill Price	Nexvet Investor Contact:
1-973-443-2742 (o)	Candice Knoll
william.price@zoetis.com	1-415-375-3340 ext. 4

Nexvet Media Contact:
Mark Heffernan
1-415-602-5587

Zoetis to Acquire Nexvet Biopharma, an Innovator in Monoclonal Antibody

Therapies for Companion Animals

•	Purchase price of US$6.72 per share, or approximately US$85 million in aggregate

•	Acquisition to strengthen Zoetis’ pipeline in companion animal therapeutics for chronic pain, a global area estimated at US$400 million annually[1]

PARSIPPANY, N.J. USA and TULLAMORE, IRELAND – April 13, 2017 – Zoetis Inc. (NYSE:ZTS) and Nexvet Biopharma plc (Nasdaq:NVET) today announced an agreement in which Zoetis, through a wholly owned subsidiary (“Zoetis Bidco”), will purchase Nexvet, an innovator in monoclonal antibody therapies for companion animals, for a purchase price of US$6.72 per share, representing an aggregate equity valuation of approximately US$85 million. The acquisition will strengthen Zoetis’ pipeline of solutions for chronic pain management in dogs and cats, which represents an area of high-need in companion animal health.

This per share consideration represents a 66% premium over Nexvet’s closing price on April 12, 2017.

The board of directors of Nexvet has unanimously approved the acquisition, which is being implemented by means of a scheme of arrangement, a statutory procedure under Irish law. The acquisition is subject to approval by Nexvet’s shareholders and the Irish High Court and other customary conditions, and it is currently expected to be completed during the second half of 2017.

Nexvet, founded in 2010 and headquartered in Tullamore, Ireland, is a biologic therapeutics company with a pipeline of monoclonal antibody (mAb) therapies being developed for companion animals in pain and other therapeutic areas. The company has research and development operations in Melbourne, Australia, a manufacturing facility in Tullamore, and a U.S. office in San Francisco.

Acquisition Is a Strategic Fit

“This acquisition is a strategic fit that brings to Zoetis an R&D organization that shares our commitment to industry-leading innovation,” said Dr. Alejandro Bernal, Executive Vice President and Group President, Strategy, Commercial and Business Development at Zoetis. “It will strengthen our R&D pipeline in monoclonal antibodies and help sustain our category leadership in chronic pain management for companion animals, which is an area poised for innovation with new mAb therapies. The transaction demonstrates how we continue to invest to drive innovation and future growth.”

“We are certain that Zoetis, with its leadership in R&D, high quality manufacturing, marketing excellence, global scale and strong customer relationships, is the ideal company to guide our monoclonal antibody candidates through development into commercialization,” said Dr. George Gunn, Chairman of the Board of Nexvet. “We see the integration with Zoetis as the logical next step to realize our ambition to bring groundbreaking antibody therapeutics to market.”

A Promising Pipeline of First-In-Class Antibody Therapies for Pain

Therapies to treat chronic pain in companion animals represent a global area valued at an estimated US$400 million a year1. Nexvet’s pipeline product ranevetmab, a mAb targeting nerve-growth factor (NGF) for treatment of chronic pain associated with osteoarthritis in dogs, would, upon approval, be the companion animal industry’s first monoclonal antibody therapy administered monthly by injection for chronic pain. Ranevetmab would enable Zoetis to expand its portfolio of solutions for chronic pain in dogs.

Nexvet is also developing frunevetmab, a monoclonal antibody targeting NGF to treat chronic pain associated with osteoarthritis in cats. Feline treatments for pain are limited, and frunevetmab could open up a new opportunity in feline pain that is underserved today.

Zoetis has been a leader in the treatment of osteoarthritis pain and inflammation in dogs for two decades with the company’s Rimadyl® (carprofen), the first non-steroidal anti-inflammatory drug (NSAID) product approved for use in dogs. Zoetis also developed and markets the NSAID product Trocoxil (mavacoxib), a COX-2 inhibitor approved in the European Union and other international markets to treat arthritis pain and inflammation in dogs.

Zoetis has earned a reputation as a pioneer in bringing veterinarians first-in-class antibody therapy solutions for areas of high unmet need in animal health. The company’s mAb therapy Cytopoint™ was licensed in the U.S. in December 2016 to control the clinical signs such as itching associated with atopic dermatitis in dogs. Zoetis anticipates its approval in the European Union this year.

“We recognize the significant achievements of the Nexvet R&D team,” said Dr. Catherine Knupp, Executive Vice President and President, Research and Development at Zoetis. “The research programs initiated by Nexvet will be integrated into our operation to leverage the scale and experience of Zoetis’ existing global R&D expertise.”

Terms of the Transaction

Under the terms of the proposed acquisition, Nexvet shareholders will receive US$6.72 in cash per ordinary share. The cash consideration payable by Zoetis under the terms of the proposed acquisition will be funded by cash on hand. It is intended that the acquisition will be implemented by means of a scheme of arrangement (“Scheme Document”) under Chapter 1 of Part 9 of the Irish Companies Act 2014. It is intended that the Scheme Document, which will form part of the Proxy Statement filed by Nexvet with the United States Securities and Exchange Commission (the “SEC”) containing the full terms and conditions of the acquisition (including notices of the shareholder and scheme meetings), and the balance of the Proxy Statement will be mailed as soon as practicable after the date of this announcement to Nexvet shareholders, and, for information only, to holders of Nexvet’s warrants, options and restricted share units. The Nexvet Proxy Statement, including the Scheme Document, will be made available by Nexvet at www.nexvet.com.

About Zoetis

Zoetis (NYSE: ZTS) is the leading animal health company, dedicated to supporting its customers and their businesses. Building on more than 60 years of experience in animal health, Zoetis discovers, develops, manufactures and markets veterinary vaccines and medicines, complemented by diagnostic products, genetic tests, biodevices and a range of services. Zoetis serves veterinarians, livestock producers and people who raise and care for farm and companion animals with sales of its products in more than 100 countries. In 2016, the company generated annual revenue of US$4.9 billion with approximately 9,000 employees. For more information, visit www.Zoetis.com.

About Nexvet

Nexvet is a veterinary biologic therapeutics company focused on transforming the therapeutic market for companion animals, such as dogs and cats, by developing and commercializing novel, species-specific biologics. Nexvet’s PETization™ platform is designed to rapidly create monoclonal antibodies (mAbs) that are recognized as “self” or “native” by an animal’s immune system, a property Nexvet refers to as “100% species-specificity.” Nexvet’s product candidates are designed to build upon the safety and efficacy data from clinically tested human therapies, which is intended to reduce clinical risk and development cost.

Nexvet is leveraging diverse global expertise and incentives to build a vertically integrated biopharmaceutical company, which conducts drug discovery in Australia, conducts clinical development in the United States and Europe and conducts manufacturing in Ireland.

[1]	Zoetis research on file, 2017

General

The announcement required under the Irish Takeover Rules (a Rule 2.5 announcement) has been made, dated April 13, 2017, and is available at www.zoetis.com and www.nexvet.com.

This announcement should be read in conjunction with, and is subject to, the full text of the Rule 2.5 announcement (including its appendices). The acquisition is subject to the conditions set out in Schedule 1 to the Rule 2.5 announcement and the further terms to be set out in the Scheme Document. The sources and bases of information contained in this announcement are set out in Schedule 2 of the Rule 2.5 announcement. Certain definitions and expressions used in this announcement are set out in Schedule 3 of the Rule 2.5 announcement. Finally, a copy of the transaction agreement entered into between Nexvet, Zoetis and Zoetis Bidco, which relates to, among other things, the implementation of the acquisition, is set out in Schedule 4 of the Rule 2.5 announcement.

The release, publication or distribution of this announcement in or into certain jurisdictions may be restricted by the laws of those jurisdictions (“Restricted Jurisdiction”). Accordingly, copies of this announcement and all other documents relating to the acquisition are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any Restricted Jurisdiction. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the proposed acquisition disclaim any responsibility or liability for the violations of any such restrictions by any person.

Any response in relation to the acquisition should be made only on the basis of the information contained in the Proxy Statement relating to the acquisition, which will include the Scheme Document as required by Irish law and other documents by which the acquisition and the Scheme are made. Nexvet shareholders are advised to read carefully the formal documentation in relation to the proposed transaction once the Proxy Statement has been dispatched.

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN WHOLE OR IN PART IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF THAT JURISDICTION.

Participants in the Solicitation

Nexvet and its directors and executive officers and employees may be considered participants in the solicitation of proxies from the shareholders of Nexvet with respect to the transactions contemplated by the Scheme Document/Proxy Statement. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Nexvet in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement when it is filed with the SEC. Information regarding Nexvet’s directors and executive officers is contained in Nexvet’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016 which is filed with the SEC. Information concerning the interests of Nexvet’s participants in the solicitation, which may, in some cases, be different than those of Nexvet’s shareholders generally will be set forth in the Proxy Statement relating to the transaction when it becomes available.

No Offer or Solicitation

This announcement is for information purposes only and is not intended to and does not constitute an offer to purchase, sell, subscribe for or exchange, or the solicitation of an offer to purchase, sell, subscribe for or exchange or an invitation to purchase, sell, subscribe for or exchange any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The acquisition will be made solely by means of the Scheme Document (or, if applicable, the Takeover Offer Document), which will contain the full terms and conditions of the acquisition, including details of how to vote with respect to the acquisition. Any decision in respect of, or other response to, the acquisition, should be made only on the basis of the information contained in the Scheme Document (of, if applicable, the Takeover Offer Document). No offer of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the United States Securities Act of 1933.

DISCLOSURE NOTICES

Forward-Looking Statements:

Zoetis and Zoetis Bidco: This press release contains forward-looking statements, which reflect the current views of Zoetis and Zoetis Bidco and with respect to business plans or prospects, expectations regarding products, and other future events. Forward-looking statements are subject to risks and uncertainties. If one or more of these risks or uncertainties materialize, or if management’s underlying assumptions prove to be incorrect, actual results may differ materially from those contemplated by a forward-looking statement. Forward-looking statements speak only as of the date on which they are made. Each of Zoetis and Zoetis Bidco expressly disclaim any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. With respect to Zoetis and Zoetis Bidco, a further list and description of risks, uncertainties and other matters can be found in Zoetis’ Annual Report on Form 10-K for the fiscal year ended December 31, 2016, including in the sections thereof captioned “Forward-Looking Statements and Factors That May Affect Future Results” and “Item 1A. Risk Factors,” in Zoetis’ Quarterly Reports on Form 10-Q and in Zoetis’ Current Reports on Form 8-K. These filings and subsequent filings are available online at www.sec.gov, www.zoetis.com, or on request from Zoetis.

Nexvet: This press release contains forward-looking statements including those regarding its future results of operations and financial position, ability to access financing on acceptable terms or at all, results of any current or future pivotal study, future expenditures relating to lead product candidates, time for completion of any of studies or facilities upgrades, ability to develop its pipeline of product candidates, business strategy, prospective products, ability to successfully manufacture its own product candidates, ability to meet conditions for the receipt of government grants, time for regulatory submissions, ability to qualify for conditional licensure or obtain product approvals, research and development costs, timing and likelihood of success, plans and objectives of management for future operations, and future results of current and anticipated products. They also reflect uncertainties as to whether the Company’s shareholders will approve the acquisition, the possibility that competing offers may be made, or other factors that could cause the acquisition not to occur. These statements are not guarantees of future performance or actions. Forward-looking statements are subject to risks and uncertainties. If one or more of these risks or uncertainties materialize, or if management’s underlying assumptions prove to be incorrect, actual results may differ materially from those contemplated by a forward-looking statement. Forward-looking statements speak only as of the date on which they are made. Nexvet expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Additional information regarding factors that could cause actual results to differ materially from our expectations expressed in this release include those summarized under Risk Factors in its reports on Forms 10-Q and 10-K and the other documents filed from time to time with the SEC.

Statement Required by the Irish Takeover Rules (as defined below)

The directors of Zoetis and the directors of Zoetis Bidco accept responsibility for the information contained in this announcement other than information relating to Nexvet, and the directors of Nexvet and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of Zoetis and the directors of Zoetis Bidco (who have taken reasonable care to ensure that such is the case), the information contained in this announcement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

The directors of Nexvet accept responsibility for the information contained in this announcement relating to Nexvet and the directors of Nexvet and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of Nexvet (who have taken all reasonable care to ensure that such is the case), the information contained in this announcement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Evercore Partners International LLP (“Evercore”), which is authorized and regulated in the United Kingdom by the Financial Conduct Authority, is acting as Financial Adviser exclusively for Nexvet and no one else in connection with the acquisition and the other matters referred to in this announcement, and will not regard any other person as its client in relation to the acquisition and the other matters referred to in this announcement and will not be responsible to anyone other than Nexvet for providing the protections afforded to clients of Evercore, nor for providing advice in relation to the acquisition or the other matters referred to in this announcement. Neither Evercore nor any of its subsidiaries, branches or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Evercore in connection with this announcement, any statement contained herein or otherwise.

Cowen and Company, LLC, which is a securities broker-dealer registered with the SEC and subject to regulation by the SEC and the Financial Industry Regulatory Authority, is acting as financial adviser for Nexvet and for no one else in connection with the acquisition and the other matters referred to in this announcement, and will not be responsible to anyone other than Nexvet for providing the protections afforded to clients of Cowen or for providing advice in relation to the acquisition and the other matters referred to in this announcement.

Goldman Sachs, which is authorised by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom, is acting as financial adviser exclusively for Zoetis and Zoetis Bidco and no one else in connection with the acquisition and the other matters referred to in this announcement, and will not regard any other person as its client in relation to the acquisition and the other matters referred to in this announcement and will not be responsible to anyone other than Zoetis and Zoetis Bidco for providing the protections afforded to clients of Goldman Sachs, nor for providing advice in relation to the acquisition or the other matters referred to in this announcement.

Dealing Disclosure Requirements

Under the provisions of Rule 8.3 of the Irish Takeover Panel Act, 1997, Takeover Rules 2013 (the “Irish Takeover Rules”), if any person is, or becomes, ‘interested’ (directly or indirectly) in, 1% or more of any class of ‘relevant securities’ of Nexvet, all ‘dealings’ in any ‘relevant securities’ of Nexvet (including by means of an option in respect of, or a derivative referenced to, any such ‘relevant securities’) must be publicly disclosed by not later than 3:30 pm (New York time) on the ‘business’ day following the date of the relevant transaction. This requirement will continue until the date on which the ‘offer period’ ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of Nexvet, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

Under the provisions of Rule 8.1 of the Irish Takeover Rules, all ‘dealings’ in ‘relevant securities’ of Nexvet by Zoetis or Zoetis Bidco or by any party acting in concert with Zoetis must also be disclosed by no later than 12 noon (New York time) on the ‘business’ day following the date of the relevant transaction.

A disclosure table, giving details of the companies in whose ‘relevant securities’ ‘dealings’ should be disclosed, can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie.

Interests in securities arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks are defined in the Irish Takeover Rules, which can also be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether or not you are required to disclose a dealing under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 1 678 9020 or fax number +353 1 678 9289.

No Profit Forecast / Asset Valuation

No statement in this announcement is intended to constitute a profit forecast for any period, nor should any statements be interpreted to mean that earnings, earnings per share, losses or losses per share will necessarily be greater or lesser than those for the relevant preceding financial periods for any of Nexvet or Zoetis or Zoetis Bidco as appropriate. No statement in this announcement constitutes an asset valuation.

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